UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 18, 2006

Network Equipment Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-15323 (Commission File Number)	94-2904044 (IRS Employer Identification No.)

6900 Paseo Padre Parkway, Fremont, California 94555
(510) 713-7300
(Address, including zip code, and telephone number, including area code, of
Registrant's principal executive offices)

Not applicable
(Former name or former address if changed since last report)

Item 2.02.  Results of Operations and Financial Condition.

On January 18, 2006, Network Equipment Technologies, Inc. issued a press release announcing its financial results for the fiscal quarter ended December 30, 2005.

The information in this Item 2.02 is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934.

Item 9.01.

Financial Statements and Exhibits.

(c) Exhibits

99

Press release dated January 18, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 18, 2006	Network Equipment Technologies, Inc. By: /s/ JOHN F. MCGRATH, JR. Name: John F. McGrath, Jr. Title: Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99	Press release dated January 18, 2006.